Exhibit 32.3

Certification Pursuant to 18 U.S.C. 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K/A for the period ended May 31, 2004 (the “Report”) of Immucor, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I certify, to the best of my knowledge, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 6, 2006	/s/ Gioacchino De Chirico
Gioacchino De Chirico
President and Chief Executive Officer